Supplement to

CALVERT VARIABLE SERIES, INC.
Calvert VP SRI Strategic Portfolio
Calvert VP Small Cap Growth Portfolio
Calvert VP Mid Cap Value Portfolio
Calvert VP Money Market Portfolio

Calvert Variable Products Portfolios Prospectus
dated April 30, 2010

Date of Supplement: October 6, 2010

The name and address of RiverSource Investments, LLC, the subadvisor to the Calvert VP Mid Cap Value Portfolio, has changed. The new name and address are Columbia Management Investment Advisers, LLC, 100 Federal Street, Boston, MA 02110.

Accordingly, the subadvisor information for the Calvert VP Mid Cap Value Portfolio on page 16 of the prospectus is deleted and replaced by the following text:

Calvert VP Mid Cap Value Portfolio

Columbia Management Investment Advisers, LLC (Columbia Management), 100 Federal Street, Boston, MA 02110, serves as the Subadvisor to the Portfolio. Columbia Management is a wholly-owned subsidiary of Ameriprise Financial, Inc. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation , income management and protection needs for more than 110 years.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Steve Schroll	Portfolio Manager, Columbia Management	Portfolio Manager
Laton Spahr, CFA	Portfolio Manager, Columbia Management	Portfolio Manager
Paul Stocking	Portfolio Manager, Columbia Management	Portfolio Manager